UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 27, 2018

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        [ ]

Item 2.02 Results of Operations and Financial Condition.
On February 27, 2018, Nelnet, Inc. (the “Company”) issued a press release with respect to its financial results for the quarter ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report. In addition, a copy of the supplemental financial information for the quarter ended December 31, 2017, which was made available on the Company's website at www.nelnetinvestors.com on February 27, 2018 in connection with the press release, is furnished as Exhibit 99.2 to this report. A copy of the 2017 letter to the Company's shareholders from the Chief Executive Officer of the Company is also furnished as Exhibit 99.3 to this report.

The above information and Exhibits 99.1, 99.2, and 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, information on the Company's website is not incorporated by reference into this report and should not be considered part of this report.

Certain statements contained in the exhibits furnished with this report may be considered forward looking in nature and are subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual results may vary materially from those anticipated, estimated, or expected. Among the key risks and uncertainties that may have a direct bearing on the Company's future operating results, performance, or financial condition expressed or implied by the forward-looking statements are the matters discussed in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press release dated February 27, 2018 - "Nelnet Reports Fourth Quarter 2017 Results"
99.2	Supplemental Financial Information for the Quarter Ended December 31, 2017
99.3	2017 Letter to Shareholders from the Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 27, 2018
NELNET, INC.
By:    /s/ JAMES D. KRUGER

Name:	James D. Kruger

Title:	Chief Financial Officer